Prospectus supplement dated October 1, 2013
to the following prospectus(es):
The Best of America® Last Survivorship II, The Best of America® ChoiceLifeSM Survivorship, The Best of America Next Generation® Survivorship Life, The Best of America® Protection Survivorship Life, The Best of America® ChoiceLifeSM Protection, Waddell & Reed Advisors Survivorship Life, and Nationwide MarathonSM VUL (NLAIC) prospectus dated May 1, 2009
The Best of America® MSPVL, The Best of America® MSPVL II, The Best of America Protection® FPVUL, The Best of America® ChoiceLife ProtectionSM FPVUL, Waddell & Reed Advisors Select Life, Waddell & Reed Advisors Select Life II, America's marketFLEX® VUL, Nationwide Options Select (AO and NY), Survivor Options Elite (NLIC), Survivor Options Premier (NLIC and NLAIC), Options Elite (NLIC and NLAIC), and Options Premier (NLAIC) prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Effective immediately, Nationwide will accept telephone requests for full surrenders, partial surrenders and policy loans under certain circumstances and subject to certain restrictions. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice to the policy owner. Consequently, the following provisions of this prospectus are amended accordingly:
1.	The following is hereby added to the "Full Surrender" section of the "Surrenders" provision:
Surrenders
Full Surrender
Notwithstanding anything to the contrary set forth in this prospectus, requests submitted via telephone will be accepted subject to dollar amount limitations and payment restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice to the policy owner. Please contact the Service Center for current limitations and restrictions on full surrenders.
2.	The following is hereby added to the "Partial Surrender" section of the "Surrenders" provision:
Partial Surrender
Notwithstanding anything to the contrary set forth in this prospectus, requests submitted via telephone will be accepted subject to dollar amount limitations and payment restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice to the policy owner. Please contact the Service Center for current limitations and restrictions on partial surrenders.
3.	The following is hereby added to the "Policy Loans" provision:
Policy Loans
Notwithstanding anything to the contrary set forth in this prospectus, requests submitted via telephone will be accepted subject to dollar amount limitations and payment restrictions to prevent fraud. Nationwide reserves the right to discontinue acceptance of telephonic requests at any time upon written notice to the policy owner. Please contact the Service Center for current limitations and restrictions on policy loans.
4.	The following "Treatment of Unclaimed Property" section is hereby added to "The Death Benefit" provision:
Treatment of Unclaimed Property
Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy Maturity Date or the date Nationwide becomes informed that a Death Benefit is due and payable. For example, if the payment of a Death Benefit has been triggered, but, if after a thorough search, Nationwide is still unable to locate the beneficiary of the Death Benefit, or the beneficiary does not come forward
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to claim the Death Benefit in a timely manner, Nationwide will escheat the Death Benefit to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on Nationwide's books and records, or to Ohio, Nationwide's state of domicile. If a claim is subsequently made, the state is obligated to pay any such amount (without interest) to the designated recipient upon presentation of proper documentation.
To prevent escheatment, it is important to update beneficiary designations - including complete names, complete addresses, phone numbers, and social security numbers - as they change. Such updates should be sent to the Service Center.
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